Exhibit 99.1

EMCORE Reports Fiscal 2021 First Quarter Results

ALHAMBRA, CA, February 3, 2021 – EMCORE Corporation (Nasdaq: EMKR), a leading provider of advanced mixed-signal products that serve the aerospace & defense and broadband communications markets, today announced results for the fiscal 2021 first quarter ended December 31, 2020 (1Q21). Management will host a conference call to discuss financial and business results tomorrow, Thursday, February 4, 2021, at 8:00 AM Eastern Time.

Consolidated revenue for 1Q21 was $33.4 million, comprised of $13.6 million from the Aerospace & Defense segment and $19.8 million from the Broadband segment. Net income on a GAAP and non-GAAP basis was $2.6 million and $3.4 million, respectively, in 1Q21 compared with a net income on a GAAP and non-GAAP basis of $0.7 million and $2.9 million, respectively, in 4Q20. Adjusted EBITDA was positive $4.4 million in 1Q21.

“The EMCORE team executed well in 1Q21 combining revenue and gross margin consistency with lower operating expenses to drive strong sequential-quarter earnings growth,” said Jeff Rittichier, Chief Executive Officer of EMCORE. “We continued to overcome COVID-19 related challenges in our supply chain and operations, and made good progress on product qualification and new programs capture despite the COVID headwinds. We remain excited and confident about the growth prospects across our Aerospace & Defense product portfolio. On the Broadband side, we have strong order book for our Cable TV products through the September 2021 quarter with MSOs favoring proven linear optics to provide the network bandwidth that customers need,” concluded Rittichier.

Consolidated Results

	Three Months Ended
	Dec 31, 2020	Sep 30, 2020	+ increase /
	1Q21	4Q20	- decrease
Revenue	$33.4M	$33.5M	-$0.1M
Gross Margin	38%	37%	+1%
Operating Expenses	$10.1M	$11.9M	-$1.8M
Operating Margin	8%	2%	+6%
Net Income	$2.6M	$0.7M	+$1.9M
Earnings Per Share Basic	$0.09	$0.02	+$0.07
Earnings Per Share Diluted	$0.08	$0.02	+$0.06
Non-GAAP Gross Margin (1)	38%	38%	-
Non-GAAP Operating Expenses (1)	$9.3M	$9.7M	-0.4M
Non-GAAP Operating Margin (1)	10%	9%	+1%
Non-GAAP Net Income (1)	$3.4M	$2.9M	+$0.5M
Non-GAAP Earnings Per Share Basic (1)	$0.12	$0.10	+$0.02
Non-GAAP Earnings Per Share Diluted (1)	$0.11	$0.10	+$0.01
Adjusted EBITDA	$4.4M	$4.0M	+$0.4M
Ending Cash and Cash Equivalents	$31.2M	$30.5M	+$0.7M
Loan Payable	$6.5M	$6.5M	-
(1) Please refer to the schedules at the end of this press release for complete GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.

Aerospace and Defense (A&D) Segment

A&D’s sequential-quarter revenue decrease was primarily due to lower sales of Navigation products. A&D’s gross margin decreased slightly, primarily due to the lower revenue.

Three Months Ended
	Dec 31, 2020	Sep 30, 2020	+ increase /
	1Q21	4Q20	- decrease
A&D Segment Revenue	$13.6M	$14.5M	-$0.9M
A&D Segment Gross Margin	30%	31%	-1%
A&D Segment R&D Expense (2)	$3.7M	$5.6M	-$1.9M
A&D Segment Profit	$0.4M	-$1.1M	+$1.5M
Non-GAAP A&D Segment Gross Margin (1)	31%	32%	-1%
Non-GAAP A&D Segment R&D Expense (1)	$3.6M	$4.0M	-$0.4M
Non-GAAP A&D Segment Profit	$0.6M	$0.6M	-
(1) Please refer to the schedules at the end of this press release for complete GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.
(2) Individual components may not sum to the total of reported consolidated amounts due to rounding.

Broadband Segment

Broadband’s sequential-quarter revenue increase was primarily driven by higher sales of Cable TV optical transmitters and components. Broadband’s gross margin increased slightly, primarily driven by the higher revenue.

Three Months Ended
	Dec 31, 2020	Sep 30, 2020	+ increase /
	1Q21	4Q20	- decrease
Broadband Segment Revenue	$19.8M	$19.0M	+$0.8M
Broadband Segment Gross Margin	43%	42%	+1%
Broadband Segment R&D Expense (2)	$0.6M	$0.7M	-$0.1M
Broadband Segment Profit	$7.9M	$7.3M	+$0.6M
Non-GAAP Broadband Segment Gross Margin (1)	43%	42%	+1%
Non-GAAP Broadband Segment R&D Expense (1)	$0.5M	$0.6M	-$0.1M
Non-GAAP Broadband Segment Profit	$8.0M	$7.4M	+$0.6M
(1) Please refer to the schedules at the end of this press. release for complete GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.
(2) Individual components may not sum to the total of reported consolidated amounts due to rounding.

Business Outlook

The Company expects revenue for the fiscal second quarter ending March 31, 2021 to be in the range of $34 million to $36 million.

Conference Call

The Company will discuss its financial results on February 4, 2021 at 8:00 a.m. ET (5:00 a.m. PT). The call will be available, live, to interested parties by dialing 866-248-8441. For international callers, please dial +1 323-289-6576. The conference passcode number is 8047032. The call will be webcast live via the Company's website at http://www.emcore.com. A webcast will be available for replay beginning Thursday, February 4, 2021 following the conclusion of the call.

About EMCORE

EMCORE Corporation is a leading provider of advanced mixed-signal products that serve the aerospace & defense and broadband communications markets. Our best-in-class components and systems support a broad array of applications including navigation and inertial sensing, defense optoelectronics, broadband transport, 5G wireless infrastructure, optical sensing, and cloud data centers. We leverage industry-leading Quartz MEMS, Lithium Niobate and Indium Phosphide chip-level technology to deliver state-of-the-art component and system-level products across our end-market applications. EMCORE has vertically-integrated manufacturing capability at its wafer fabrication facility in Alhambra, CA, and Quartz MEMS manufacturing facility in Concord, CA. Our manufacturing facilities maintain ISO 9001 quality management certification, and we are AS9100 aerospace quality certified at our facility in Concord. For further information about EMCORE, please visit http://www.emcore.com.

Use of Non-GAAP Financial Measures

The Company conforms to U.S. Generally Accepted Accounting Principles (“GAAP”) in the preparation of its financial statements. We disclose supplemental non-GAAP earnings measures for gross profit margin, operating expenses, operating profit margin, net income, and earnings per share, as well as adjusted EBITDA.

Management believes these supplemental non-GAAP measures reflect the Company’s core ongoing operating performance and facilitates comparisons across reporting periods. The Company uses these measures when evaluating its financial results and for planning and forecasting of future periods. We believe that these supplemental non-GAAP measures are also useful to investors in assessing our operating performance. While we believe in the usefulness of these supplemental non-GAAP measures, there are limitations. Our non-GAAP measures may not be reported by other companies in our industry and/or may not be directly comparable to similarly titled measures of other companies due to potential differences in calculation. We compensate for these limitations by using these non-GAAP measures as a supplement to GAAP and by providing the reconciliations to the most comparable GAAP measure.

The schedules at the end of this press release reconcile the Company’s non-GAAP measures to the most directly comparable GAAP measure. The adjustments share one or more of the following characteristics: they are unusual and the Company does not expect them to recur in the ordinary course of its business, they do not involve the expenditure of cash, they are unrelated to the ongoing operation of the business in the ordinary course, or their magnitude and timing is largely outside of the Company’s control. For all reporting periods disclosed, the Company has applied consistent rationale, method, and adjustments in reconciling non-GAAP measures to the most directly comparable GAAP measure.

Non-GAAP measures are not in accordance with or an alternative to GAAP, nor are they meant to be considered in isolation or as a substitute for comparable GAAP measures. Our disclosures of these measures should be read only in conjunction with our financial statements prepared in accordance with GAAP. Non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results.

Forward-Looking Statements

The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”). These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, projections about our future results, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as projected financial results, the development of new products, enhancements or technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements. We caution that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) the rapidly evolving markets for the Company's products and uncertainty regarding the development of these markets; (b) the Company's historical dependence on sales to a limited number of customers and fluctuations in the mix of products and customers in any period; (c) delays and other difficulties in commercializing new products; (d) the failure of new products: (i) to perform as expected without material defects, (ii) to be manufactured at acceptable volumes, yields, and cost, (iii) to be qualified and accepted by our customers, and (iv) to successfully compete with products offered by our competitors; (e) uncertainties concerning the availability and cost of commodity materials and specialized product components that we do not make internally; (f) actions by competitors; (g) risks and uncertainties related to applicable laws and regulations, including the impact of changes to applicable tax laws and tariff regulations; (h) acquisition-related risks, including that (i) the revenues and net operating results obtained from our acquisition of the Systron Donner Inertial ("SDI") business may not meet our expectations, (ii) the costs and cash expenditures for integration of the SDI business operations may be higher than expected, (iii) there could be losses and liabilities arising from the acquisition of SDI that we will not be able to recover from any source, and (iv) we may not realize sufficient scale in our navigation systems product line from the SDI acquisition and will need to take additional steps, including making additional acquisitions, to achieve our growth objectives for this product line; (i) risks related to our ability to obtain capital; (j) risks related to the transition of certain of our manufacturing operations from our Beijing facility to a contract manufacturer’s facility; (k) the outbreak of COVID-19 and the impact on our business and operations, which is evolving and beyond our control; and (l) other risks and uncertainties discussed under Item 1A - Risk Factors in our Annual Report on Form 10-K for the fiscal year ended September 30, 2020, as updated by our subsequent periodic reports.

Forward-looking statements are based on certain assumptions and analysis made in light of our experience and perception of historical trends, current conditions and expected future developments as well as other factors that we believe are appropriate under the circumstances. While these statements represent our judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We do not intend to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.

EMCORE CORPORATION

Condensed Consolidated Statement of Operations

(in thousands, except for per share data)

(unaudited)

	For the three months ended
	December 31,
	2020	2019
Revenue	$33,426	$25,482
Cost of revenue	20,854	18,008
Gross profit	12,572	7,474
Operating expense:
Selling, general, and administrative	5,798	5,887
Research and development	4,296	4,642
Gain on sale of assets	(29)	(1,602)
Total operating expense	10,065	8,927
Operating income (loss)	2,507	(1,453)
Other income:
Interest expense, net	(49)	(15)
Foreign exchange gain	237	147
Total other income	188	132
Income (loss) before income tax expense	2,695	(1,321)
Income tax expense	(126)	(14)
Net income (loss)	$2,569	$(1,335)
Foreign exchange translation adjustment	(10)	(36)
Comprehensive income (loss)	$2,559	$(1,371)
Per share data:
Net income (loss) per basic share	$0.09	$(0.05)
Weighted-average number of basic shares outstanding	29,503	28,832
Net income (loss) per diluted share	$0.08	$(0.05)
Weighted-average number of diluted shares outstanding	30,377	28,832

EMCORE CORPORATION

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	September 30,
	2020	2020
ASSETS
Current assets:
Cash and cash equivalents	$31,120	$30,390
Restricted cash	38	148
Accounts receivable, net of credit loss of $234 and $227, respectively	27,276	25,324
Contract assets	582	1,566
Inventory	27,855	25,525
Prepaid expenses and other current assets	4,283	5,589
Assets held for sale	1,661	1,568
Total current assets	92,815	90,110
Property, plant, and equipment, net	20,558	21,052
Goodwill	69	69
ROU assets	14,262	14,566
Other intangible assets, net	193	202
Other non-current assets	229	242
Total assets	$128,126	$126,241
LIABILITIES and SHAREHOLDERS’ EQUITY
Current liabilities:
PPP liability - current	$1,093	$—
Accounts payable	17,158	16,484
Accrued expenses and other current liabilities	9,650	11,577
ROU liability - current	979	992
Total current liabilities	28,880	29,053
PPP liability - non-current	5,395	6,488
ROU liability - non-current	13,481	13,735
Asset retirement obligations	2,041	2,022
Other long-term liabilities	794	794
Total liabilities	50,591	52,092
Commitments and contingencies
Shareholders’ equity:
Common stock, no par value, 50,000 shares authorized; 36,693 shares issued and 29,783 shares outstanding as of December 31, 2020; 36,461 shares issued and 29,551 shares outstanding as of September 30, 2020	745,188	744,361
Treasury stock at cost; 6,910 shares	(47,721)	(47,721)
Accumulated other comprehensive income	908	918
Accumulated deficit	(620,840)	(623,409)
Total shareholders’ equity	77,535	74,149
Total liabilities and shareholders’ equity	$128,126	$126,241

EMCORE CORPORATION

Reconciliations of GAAP to Non-GAAP Financial Measures

	Three Months Ended
	Dec 31, 2020	Sep 30, 2020
	1Q21	4Q20
Gross Profit	$12,572	$12,463
Gross Margin	38%	37%

Adjustments:
Stock-based compensation	141	194
Asset retirement obligation (ARO) accretion	19	8
Amortization of acquired intangibles	9	9
Total adjustments	169	211

Non-GAAP Gross Profit	$12,741	$12,674
Non-GAAP Gross Margin	38%	38%

	Three Months Ended
	Dec 31, 2020	Sep 30, 2020
	1Q21	4Q20
Operating Expenses	$10,065	$11,850
Stock-based compensation	(762)	(697)
Severance and restructuring charges	(41)	(5)
CATV transition - gain on sale of asset	29	55
Litigation-related expenses	—	(1,464)
Non-GAAP Operating Expenses	$9,291	$9,739

	Three Months Ended
	Dec 31, 2020	Sep 30, 2020
	1Q21	4Q20
Operating Profit	$2,507	$613
Operating Margin	8%	2%

Adjustments:
Stock-based compensation	903	891
Asset retirement obligation (ARO) accretion	19	8
Amortization of acquired intangibles	9	9
Severance and restructuring charges	41	5
CATV transition - gain on sale of asset	(29)	(55)
Litigation-related expenses	—	1,464
Total adjustments	943	2,322

Non-GAAP Operating Profit	3,450	2,935
Non-GAAP Operating Margin	10%	9%

Depreciation	996	1,108
Adjusted EBITDA	$4,446	$4,043
Adjusted EBITDA %	13%	12%

	Three Months Ended
	Dec 31, 2020	Sep 30, 2020
	1Q21	4Q20
Net Income	$2,569	$703
Earnings Per Share Basic	0.09	0.02
Earnings Per Share Diluted	0.08	0.02

Adjustments:
Stock-based compensation	903	891
Asset retirement obligation (ARO) accretion	19	8
Amortization of acquired intangibles	9	9
Severance and restructuring charges	41	5
CATV transition - gain on sale of asset	(29)	(55)
Litigation-related expenses	—	1,464
Foreign currency gain	(237)	(227)
Income tax expense	126	87
Total adjustments	832	2,182

Non-GAAP Net Income	3,401	2,885
Non-GAAP Earnings Per Share Basic	0.12	0.10
Non-GAAP Earnings Per Share Diluted	0.11	0.10

Interest expense, net	49	50
Depreciation	996	1,108
Adjusted EBITDA	$4,446	$4,043
Adjusted EBITDA %	13%	12%

	Three Months Ended			Three Months Ended
	Dec 31, 2020	Sep 30, 2020		Dec 31, 2020	Sep 30, 2020
	1Q21	4Q20		1Q21	4Q20
Aerospace and Defense			Broadband
Gross Profit	$4,100	$4,501	Gross Profit	$8,472	$7,962
Gross Margin	30%	31%	Gross Margin	43%	42%

Adjustments:			Adjustments:
Stock-based compensation	91	154	Stock-based compensation	50	40
Asset retirement obligation (ARO) accretion	—	—	Asset retirement obligation (ARO) accretion	19	8
Amortization of acquired intangibles	9	9	Amortization of acquired intangibles	—	—
Total adjustments	100	163	Total adjustments	69	48

Non-GAAP Gross Profit	$4,200	$4,664	Non-GAAP Gross Profit	$8,541	$8,010
Non-GAAP Gross Margin	31%	32%	Non-GAAP Gross Margin	43%	42%

Aerospace and Defense			Broadband
R&D Expenses	$3,686	$5,574	R&D Expenses	$610	$662
Stock-based compensation	(123)	(70)	Stock-based compensation	(80)	(42)
Litigation-related expenses	—	(1,464)	Litigation-related expenses	—	—
Non-GAAP R&D Expenses	$3,563	$4,040	Non-GAAP R&D Expenses	$530	$620

Contact:

EMCORE Corporation

Tom Minichiello

(626) 293-3400

investor@emcore.com